MUNIYIELD
NEW JERSEY
INSURED
FUND, INC.




FUND LOGO





Semi-Annual Report

April 30, 1999



This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MuniYield New Jersey Insured Fund, Inc.


TO OUR SHAREHOLDERS

For the six months ended April 30, 1999, the Common Stock of MuniYield New Jersey Insured Fund, Inc. earned $0.438 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.69%, based on a month-end per share net asset value of $15.51. Over the same period, the total investment return on the Fund's Common Stock was +1.33%, based on a change in per share net asset value from $15.96 to $15.51, and assuming reinvestment of $0.484 per share ordinary income dividends and $0.186 per share capital gains distributions.

For the six-month period ended April 30, 1999, the Fund's Auction
Market Preferred Stock had an average yield of 3.25%.

The Municipal Market Environment
During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. How-ever, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.



MuniYield New Jersey Insured Fund, Inc.
April 30, 1999



Portfolio Strategy
During the six-month period ended April 30, 1999, relative stability within the municipal market enabled the Fund to weather the volatility that characterized other fixed-income markets. Our aggressive investment strategy last fall was designed to capitalize on further declines in long-term interest rates. We changed our strategy when these declines failed to materialize, and investors began to expect that bond prices were unlikely to soon revisit the highs of last fall. Reduced volume, in conjunction with vigorous investor demand, suggested a continuation of the relative outperformance experienced by the tax-exempt market. Given this likely environment, we shifted our emphasis to seek to generate income for the Fund. Portfolio activity generally reflected this shift as recent acquisitions exhibited qualities that provided the Fund with performance characteristics commensurate with our expectations.

In our last report to shareholders, we described how the technical constraints within the New Jersey municipal market had hampered our ability to execute portfolio strategy in a timely manner. With national and state new-issue volume continuing to decline from year-ago levels, the environment has become even more difficult. Barring a major reversal in the supply outlook, it appears likely that investors will be forced to compete more aggressively for a shrinking pool of New Jersey tax-exempt bonds. This prospect bodes well for existing shareholders, since valuations are likely to remain favorable on a relative basis. However, our ability to successfully execute investment strategies will remain limited by the constraints of the current environment.

For much of the six-month period ended April 30, 1999, the Fund benefited from an ongoing shortage of product in the short-term tax-exempt market. Tax-exempt money market funds experienced unprecedented growth in an environment of declining supply as the improved financial condition of many state and local municipalities reduced the need for short-term funding. The resulting imbalance between supply and demand drove short-term tax-exempt interest rates to historically low levels relative to their taxable counterparts. Thus, the Fund enjoyed very favorable borrowing costs in comparison to what might be the case under more normal market conditions. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield New Jersey Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



June 2, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniYield New Jersey Insured Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.



MuniYield New Jersey Insured Fund, Inc.
April 30, 1999


April 30, 1999



PROXY RESULTS

During the six-month period ended April 30, 1999, MuniYield New Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

                                                                                     Shares                     Shares Withheld
                                                                                   Voted For                      From Voting
1. To elect the Fund's Directors:               Terry K. Glenn                     7,892,283                        191,422
                                                Edward H. Meyer                    7,891,305                        192,400
                                                Jack B. Sunderland                 7,892,813                        190,892
                                                J. Thomas Touchton                 7,892,305                        191,400
                                                Fred G. Weiss                      7,893,813                        189,892
                                                Arthur Zeikel                      7,887,874                        195,831


                                                                                     Shares      Shares Voted     Shares Voted
                                                                                   Voted For        Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                               7,869,237         93,446         121,022

3. To approve an amendment to the Articles Supplementary of the Fund.              Adjourned       Adjourned       Adjourned


During the six-month period ended April 30, 1999, MuniYield New Jersey Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:


                                                                                    Shares                    Shares Withheld
                                                                                   Voted For                    From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   Donald Cecil, M. Colyer Crum, Edward H. Meyer,
   Jack B. Sunderland, J. Thomas Touchton, Fred G. Weiss
   and Arthur Zeikel.                                                                1,907                          176

                                                                                     Shares     Shares Voted      Shares Voted
                                                                                   Voted For       Against          Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                                 1,907            176              0

3. To approve an amendment to the Articles Supplementary of the Fund.              Adjourned       Adjourned       Adjourned



MuniYield New Jersey Insured Fund, Inc.
April 30, 1999



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield New Jersey Insured Fund, Inc.
April 30, 1999



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New Jersey Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
M/F    Multi-Family
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                        (in Thousands)
S&P     Moody's    Face                                                                                              Value
Ratings Ratings   Amount                              Issue                                                        (Note 1a)

New Jersey--100.7%
AAA      Aaa     $6,600   Atlantic City, New Jersey, Board of Education, GO, 6.15% due 12/01/2002 (a)(e)            $   7,268

AAA      Aaa      4,875   Cape May County, New Jersey, Industrial Pollution Control Financing Authority Revenue
                          Bonds (Atlantic City Electric Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)       5,597

AAA      Aaa      3,010   Carteret, New Jersey, Board of Education, COP, 6.75% due 10/15/2004 (d)(e)                    3,480

AAA      Aaa      1,000   Carteret, New Jersey, Board of Education COP, Refunding Bonds, 4.75% due 4/15/2019 (d)          966
                          East Orange, New Jersey, Board of Education COP (c):
AAA      Aaa      1,000      5.22%** due 8/01/2014                                                                        474
AAA      Aaa      1,045      5.25%** due 2/01/2017                                                                        429
AAA      Aaa      2,845      5.28%** due 8/01/2024                                                                        775
AAA      Aaa      1,000      5.30%** due 8/01/2024                                                                        280
AAA      Aaa      1,845      5.36%** due 8/01/2027                                                                        426
AAA      Aaa      2,850      5.38%** due 2/01/2028                                                                        641

AAA      Aaa      1,120   Essex County, New Jersey, Improvement Authority, Parking Facility Revenue Bonds,
                          6.20% due 7/01/2002 (d)(e)                                                                    1,215

AAA      Aaa      2,245   Essex County, New Jersey, Improvement Authority Revenue Bonds (Orange School
                          District), Series B, 6.95% due 7/01/2005 (d)(e)                                               2,640

AAA      Aaa      3,630   Hoboken, Union City, Weehawken, New Jersey, Sewer Authority, Sewer Revenue Refunding
                          Bonds, 6.20% due 8/01/2019 (d)                                                                3,943

AAA      Aaa      7,600   Hudson County, New Jersey, COP, Refunding (Correctional Facilities), 6.60% due
                          12/01/2021 (d)                                                                                8,250

AAA      NR*      4,625   Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue Refunding
                          Bonds, RIB, Series 34, 6.485% due 10/01/2024 (b)(f)                                           5,021

AAA      Aaa      4,750   Jersey City, New Jersey, Sewer Authority, Sewer Revenue Refunding Bonds, 6.25%
                          due 1/01/2014 (a)                                                                             5,529

                          Metuchen, New Jersey, School District, GO (b):
AAA      NR*      1,010      5.15% due 9/15/2020                                                                        1,021
AAA      NR*      1,065      5.20% due 9/15/2021                                                                        1,080

AAA      Aaa      1,250   Middlesex County, New Jersey, COP, 4.85% due 6/15/2028 (d)                                    1,210

NR*      NR*      5,750   Middlesex County, New Jersey, Pollution Control Financing Authority, Revenue Refunding
                          Bonds (Amerada Hess), 6.875% due 12/01/2022                                                   6,210

AAA      Aaa      1,735   Middlesex County, New Jersey, Utilities Authority, Sewer Revenue Refunding Bonds,
                          Series A, 5.25% due 12/01/2011 (b)                                                            1,835

AAA      Aaa      1,475   Monmouth County, New Jersey, Improvement Authority Revenue Bonds (Pooled
                          Governmental Loan), 4.75% due 12/01/2014 (a)                                                  1,470

A1+      P1       1,200   New Jersey EDA, Economic Development Revenue Refunding Bonds (Stolthaven Project),
                          VRDN, Series A, 4.20% due 1/15/2018 (g)                                                       1,200


MuniYield New Jersey Insured Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                            (in Thousands)
S&P     Moody's    Face                                                                                              Value
Ratings Ratings   Amount                              Issue                                                        (Note 1a)

New Jersey (continued)
                          New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship Village),
                          Series A:
BBB-     NR*     $1,700      5.50% due 1/01/2018                                                                       $1,678
BBB-     NR*      2,000      5.50% due 1/01/2025                                                                        1,936

A1+      VMIG1++    200   New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corporation Project), VRDN,
                          AMT, Series A, 4% due 6/01/2026 (a)(g)                                                          200

AAA      Aaa      4,500   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI Corporation),
                          Series A, 6.35% due 10/01/2022 (a)                                                            5,022

AAA      Aaa      2,305   New Jersey EDA, Revenue Bonds (Educational Testing Service), Series B, 6.125% due
                          5/15/2005 (d)(e)                                                                              2,603

                          New Jersey EDA, Revenue Bonds (Saint Barnabas Project), Series A (d):
NR*      Aaa      5,195      5.60%** due 7/01/2020                                                                      1,752
NR*      Aaa      6,665      5.60%** due 7/01/2021                                                                      2,124
NR*      Aaa      7,445      5.17%** due 7/01/2024                                                                      2,018

                          New Jersey EDA, Revenue Refunding Bonds:
AAA      Aaa      2,000      (Educational Testing Service), Series A, 4.75% due 5/15/2018 (d)                           1,937
NR*      Aaa      3,800      (Hillcrest Health Service), 5.07%** due 1/01/2018 (a)                                      1,468
AAA      Aaa      2,835      (RWJ Health Care Corporation), 6.50% due 7/01/2024 (c)                                     3,165

AAA      Aaa      1,150   New Jersey EDA, State Contract Revenue Bonds (Economic Recovery), Series A, 6% due
                          3/15/2021 (c)                                                                                 1,241

                          New Jersey EDA, Water Facilities Revenue Bonds (b):
AAA      Aaa      2,000      (American Water Company Inc.), Series B, 5.375% due 5/01/2032                              2,044
AAA      Aaa      2,500      RITR, AMT, Series 34, 6.27% due 5/01/2032 (f)                                              2,615

A1+      VMIG1++  2,300   New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water New Jersey Inc.
                          Project), VRDN, Series A, 4.05% due 11/01/2026 (a)(g)                                         2,300

                          New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
BBB      Baa2     1,200      (Englewood Hospital and Medical Center), 6.70% due 7/01/2015                               1,300
BBB+     NR*      3,500      (Holy Name Hospital), 6% due 7/01/2025                                                     3,625
AAA      Aaa      5,445      (Mercer Medical Center), 6.50% due 7/01/2021 (d)                                           5,829
AAA      Aaa      2,710      (Saint Barnabas Hospital), Series B, 5.09%** due 7/01/2019 (d)                               974
AAA      Aaa      1,110      (Saint Barnabas Hospital), Series B, 5.10%** due 7/01/2020 (d)                               378
BBB      Baa2     4,000      (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027                              4,135
AAA      Aaa      3,700      (Virtua Health Issue), 4.50% due 7/01/2028 (c)                                             3,354

                          New Jersey Sports and Exposition Authority, Convention Center, Luxury Tax Revenue Bonds,
                          Series A (d)(e):
AAA      Aaa      8,630      6.25% due 7/01/2002                                                                        9,452
AAA      Aaa      2,000      6.60% due 7/01/2002                                                                        2,211

                          New Jersey Sports and Exposition Authority, Convention Center, Luxury Tax Revenue
                          Refunding Bonds (d):
AAA      Aaa      3,195      5% due 9/01/2015                                                                           3,233
AAA      Aaa      4,000      5% due 9/01/2019                                                                           3,985

AA+      Aaa      1,990   New Jersey State Educational Facilities Authority Revenue Bonds (Institute of Advanced
                          Study), Series G, 5% due 7/01/2018                                                            1,993

AAA      Aaa      2,465   New Jersey State Educational Facilities Authority, Revenue Refunding Bonds (Seton Hall
                          University Project), 5.25% due 7/01/2014 (a)                                                  2,560

NR*      Aaa      5,000   New Jersey State Higher Education Assistance Authority, Student Loan Revenue Bonds,
                          RIB, Series 18, 6.235% due 6/01/2017 (a)(f)                                                   5,100



MuniYield New Jersey Insured Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                            (in Thousands)
S&P     Moody's    Face                                                                                              Value
Ratings Ratings   Amount                              Issue                                                        (Note 1a)

New Jersey (concluded)
AAA      Aaa     $4,750   New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue Refunding
                          Bonds, Series A, 6.05% due 11/01/2020 (a)                                                 $   5,037

AAA      Aaa      3,520   New Jersey State Housing and Mortgage Finance Agency Revenue Bonds (Home Buyer),
                          AMT, Series M, 7% due 10/01/2026 (d)                                                          3,831

AAA      Aaa      1,300   New Jersey State Housing and Mortgage Finance Agency, Revenue Refunding Bonds
                          (Home Buyer), AMT, Series X, 5.35% due 4/01/2029 (d)                                          1,313

AAA      Aaa      5,350   New Jersey State Transit Corporation, COP, 6.50% due 10/01/2016 (c)                           6,098

AAA      Aaa      1,000   New Jersey State Transportation Trust Fund Authority, Revenue Refunding Bonds
                          (Transportation System), Series A, 5% due 6/15/2015 (d)                                       1,011

                          Ocean County, New Jersey, Utilities Authority, Wastewater Revenue Refunding Bonds, GO:
NR*      Aa2        500      5% due 1/01/2013                                                                             493
NR*      Aa2      1,340      5% due 1/01/2018                                                                           1,279

                          Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-      A1       1,000      93rd Series, 6.125% due 6/01/2094                                                          1,144
AAA      Aaa      4,000      AMT, 97th Series,  6.65% due 1/15/2023 (b)                                                 4,459

AAA      Aaa      3,500   Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, AMT,
                          96th Series, 6.60% due 10/01/2023 (b)                                                         3,902

NR*      Aaa      4,000   Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 7.235% due
                          1/15/2017 (c)(f)                                                                              4,597

                          Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                          (Versatile Structure Obligation), VRDN (g):
A1+      VMIG1++    700      AMT, Series 1R, 4.25% due 8/01/2028                                                          700
A1+      VMIG1++    400      Series 2, 4.20% due 5/01/2019                                                                400
A1+      VMIG1++    600      Series 3, 4.20% due 6/01/2020                                                                600
A1+      VMIG1++  4,700      Series 5, 4.20% due 8/01/2024                                                              4,700

AAA      Aaa      1,180   South Brunswick Township, New Jersey, Board of Education, GO, 6.40% due
                          8/01/2005 (b)(e)                                                                              1,336

NR*      Aaa      3,440   Union County, New Jersey, Utilities Authority, RITR, Series 38, 6.27% due
                          6/01/2020 (a)(f)                                                                              3,664

                          West Windsor-Plainsboro, New Jersey, Regional School District, GO,
                          Refunding (b):
AAA      Aaa      2,500      4.75% due 9/15/2020                                                                        2,415
AAA      Aaa      2,500      4.75% due 9/15/2021                                                                        2,408


Puerto Rico--1.3%


AAA      Aaa      2,500   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series EE,
                          4.50% due 7/01/2002 (d)                                                                       2,359


Total Investments (Cost--$181,650)--102.0%                                                                            192,938

Liabilities in Excess of Other Assets--(2.0%)                                                                          (3,763)
                                                                                                                     --------
Net Assets--100.0%                                                                                                   $189,175
                                                                                                                     ========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
  *Not Rated.
 **Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund. ++Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.


MuniYield New Jersey Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION


Statement of Assets, Liabilities and Capital as of April 30, 1999
Assets:             Investments, at value (identified cost--$181,649,507) (Note 1a)                         $192,937,949
                    Cash                                                                                          86,132
                    Interest receivable                                                                        3,138,717
                    Prepaid expenses and other assets                                                              7,523
                                                                                                            ------------
                    Total assets                                                                             196,170,321
                                                                                                            ------------

Liabilities:        Payables:
                       Securities purchased                                                $  6,668,158
                       Dividends payable to shareholders (Note 1e)                              218,179
                       Investment adviser (Note 2)                                               83,189        6,969,526
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        25,924
                                                                                                            ------------
                    Total liabilities                                                                          6,995,450
                                                                                                            ------------

Net Assets:         Net assets                                                                              $189,174,871
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.05 per share (2,240 shares of
                       AMPS* issued and outstanding at $25,000 per share
                       liquidation preference)                                                              $ 56,000,000
                       Common Stock, par value $.10 per share (8,586,560 shares
                       issued and outstanding)                                             $    858,656
                    Paid-in capital in excess of par                                        120,317,344
                    Undistributed investment income--net                                      1,212,577
                    Accumulated realized capital losses on investments--net                    (502,148)
                    Unrealized appreciation on investments--net                              11,288,442
                                                                                           ------------
                    Total--Equivalent to $15.51 net asset value per share of Common
                    Stock (market price--$15.25)                                                             133,174,871
                                                                                                            ------------
                    Total capital                                                                           $189,174,871
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


MuniYield New Jersey Insured Fund, Inc.
April 30, 1999



FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                             For the Six
                                                                                                            Months Ended
                                                                                                          April 30, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  5,295,223
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    474,459
                    Commission fees (Note 4)                                                     68,794
                    Professional fees                                                            31,596
                    Accounting services (Note 2)                                                 22,079
                    Transfer agent fees                                                          18,987
                    Directors' fees and expenses                                                 13,219
                    Printing and shareholder reports                                             12,019
                    Listing fees                                                                  8,055
                    Custodian fees                                                                6,291
                    Pricing fees                                                                  5,295
                    Other                                                                         7,727
                                                                                           ------------
                    Total expenses                                                                               668,521
                                                                                                            ------------
                    Investment income--net                                                                     4,626,702
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,725,898
Unrealized          Change in unrealized appreciation on investments--net                                     (3,620,680)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  2,731,920
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.


MuniYield New Jersey Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                            April 30,        October 31,
Increase (Decrease) in Net Assets:                                                            1999               1998
Operations:         Investment income--net                                                 $  4,626,702     $  9,328,952
                    Realized gain on investments--net                                         1,725,898        2,419,720
                    Change in unrealized appreciation on investments--net                    (3,620,680)       1,783,953
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,731,920       13,532,625
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to       Common Stock                                                          (3,864,196)      (7,378,943)
Shareholders           Preferred Stock                                                         (713,530)      (1,713,847)
(Note 1e):          Realized gain on investments--net:
                       Common Stock                                                          (1,849,703)        (173,351)
                       Preferred Stock                                                         (192,752)        (262,640)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (6,620,181)      (9,528,781)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                               1,484,733        1,806,843
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (2,403,528)       5,810,687
                    Beginning of period                                                     191,578,399      185,767,712
                                                                                           ------------     ------------
                    End of period*                                                         $189,174,871     $191,578,399
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,212,577     $  1,163,601
                                                                                           ============     ============


                    See Notes to Financial Statements.


MuniYield New Jersey Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                      April 30,      For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  15.96   $  15.49  $  15.10  $  15.12   $  13.60
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .53       1.11      1.13      1.12       1.13
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.21)       .49       .38      (.03)      1.52
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .32       1.60      1.51      1.09       2.65
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.45)      (.88)     (.91)     (.88)      (.87)
                      Realized gain on investments--net                   (.22)      (.02)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.67)      (.90)     (.91)     (.88)      (.87)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.08)      (.20)     (.21)     (.23)      (.26)
                        Realized gain on investments--net                 (.02)      (.03)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.10)      (.23)     (.21)     (.23)      (.26)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.51   $  15.96  $  15.49  $  15.10   $  15.12
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  15.25   $  16.75  $15.8125  $  14.75   $ 14.125
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     (5.07%)++  12.13%    13.77%    10.93%     33.88%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.33%++    9.07%     8.87%     6.09%     18.55%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .70%*      .72%      .72%      .72%       .72%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               4.87%*     4.96%     5.12%     5.13%      5.36%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $133,175   $135,578  $129,768  $124,948   $124,639
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end
                    of period (in thousands)                          $ 56,000   $ 56,000  $ 56,000  $ 56,000   $ 56,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  24.04%     46.23%    26.16%    37.08%     39.36%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,378   $  3,421  $  3,317  $  3,231   $  3,226
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    319   $    765  $    771  $    860   $    956
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock
Outstanding:



                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Aggregate total investment return.


                    See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc.
April 30, 1999



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.



MuniYield New Jersey Insured Fund, Inc.
April 30, 1999



(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $44,908,567 and $48,096,148, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $1,725,898    $11,288,442
                                   ----------    -----------
Total                              $1,725,898    $11,288,442
                                   ==========    ===========


As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $11,288,442, of which $11,580,944 related to appreciated securities and $292,502 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $181,649,507.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998, increased by 92,658 and 114,706, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1999 was 3.35%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $33,329 as commissions.

5. Subsequent Event:
On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068540 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.



MuniYield New Jersey Insured Fund, Inc.
April 30, 1999



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.



MuniYield New Jersey Insured Fund, Inc.
April 30, 1999



QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:
                                 Percent of
S&P Rating/Moody's Rating        Net Assets

AAA/Aaa                             85.1%
AA/Aa                                1.6
BBB/Baa                              6.7
NR(Not Rated)                        3.3
Other++                              5.3

[FN]
++Temporary investments in short-term municipal securities.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Gerald M. Richard, Treasurer of MuniYield New Jersey Insured Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MJI